MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO    SEMIANNUAL REPORT

                                                                 August 15, 2000

Dear Contract Owner,

We are pleased to present you with the semiannual report for Mitchell Hutchins Series Trust--Aggressive Growth Portfolio (the "Portfolio") for the six-month period ended June 30, 2000.


MARKET REVIEW
--------------------------------------------------------------------------------
[GRAPHIC]

The U.S. stock market rang in the millennium on a strong note, with many indices reaching record levels during the first quarter of 2000. However, concerns over rising interest rates, the threat of inflation, and lofty valuations sent stocks lower in April and May. High-priced technology names were especially hard hit, with the tech-heavy NASDAQ Composite tumbling approximately 32% from its peak on March 10 through the end of May. In June, optimism that the Federal Reserve (the "Fed") was close to completing its series of interest rate hikes sparked a rally, most notably among rapidly growing healthcare and technology stocks. Amid this volatile backdrop, several major indices ended the six-month period in negative territory, including the Dow Jones Industrial Average, which was down 8.5%; the NASDAQ Composite Index, which fell 2.5%; and the Standard & Poor's 500 Index (S&P 500), which dipped 0.4%.

After raising rates three times in 1999, the Fed continued its efforts to moderate economic growth, boosting interest rates a total of 1.0% on three separate occasions from January 1 to June 30. Throughout the period, stock prices moved in tandem with rate expectations and uncertainty over the Fed's ability to engineer a soft landing for the red-hot U.S. economy. Value-oriented, rate-sensitive financial, consumer cyclical, and basic material stocks were among the market's worst performing sectors. In the first six months of the year, the Russell 3000 Value Index fell 3.6%. Growth stocks proved to be more resilient, with the Russell 3000 Growth Index advancing 4.2%.

During the period, investors exhibited a preference for small- and mid-capitalization companies. The small-cap Russell 2000 and Russell Midcap indices were up 3.0% and 5.1%, respectively, while the large-cap Russell 1000 Index rose only 0.8%. Within the growth stock universe, however, mid-cap and large-cap stocks were among the market's best-performing sectors, trailed by small stocks.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/00

                             6 Months    1 Year     5 Years   Inception*
--------------------------------------------------------------------------------
Class H                          8.75%     25.10%      20.05%     16.56%
S&P 500 Index                   -0.43       7.24       23.80      20.95
--------------------------------------------------------------------------------

* Inception: since commencement of issuance on November 2, 1993.

The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

SEMIANNUAL REPORT

PORTFOLIO HIGHLIGHTS

During the six-month period ended June 30, 2000, good stock selection resulted in the Portfolio's significantly outperforming its benchmark. The Portfolio advanced 8.8% in the first six months of the year against a 0.4% decline for the S&P 500 Index. A combination of stock selection and over-weighting in the technology sector was the primary factor in this outstanding performance. Similarly, stock selection and the Portfolio's overweight position in the health technology sector versus the benchmark contributed to performance.

Within the technology sector, our investment in select issues within the software and semiconductor industries helped returns. Good stock selection in the pharmaceutical industry also boosted performance. The Portfolio's top-performing holdings in the period included MedImmune, a biotechnology company; Comverse Technology, a telecommunications switching and transmission equipment service provider; and Siebel Systems, a leading provider of sales automation and customer service software (sold during the period).

The Portfolio maintained an overweight position in technology versus the S&P 500 Index during the period, as we continued to uncover attractive stocks meeting our strict investment criteria in this sector. We also increased the Portfolio's weighting in the healthcare services, energy and commercial/industrial services sectors based on our company-by-company research.

Driven by the same bottom-up analysis, we reduced our weighting in the consumer durable, retail trade, producer/manufacturing and consumer non-durable sectors during the six-month period, as we identified better candidates elsewhere.

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO    SEMIANNUAL REPORT

PORTFOLIO STATISTICS

CHARACTERISTICS*                                 6/30/00            12/31/99
-----------------------------------------------------------------------------------------
Number of Securities                                82                 72
Net Assets ($mm)                                 $13.6              $15.5
Stocks                                            99.4%             100.2%
Cash/Other Assets                                  0.6%              -0.2%
-----------------------------------------------------------------------------------------


TOP FIVE SECTORS*                6/30/00                                      12/31/99
-----------------------------------------------------------------------------------------
Technology                         43.0%      Technology                         38.0%
Consumer Cyclical                  16.4       Healthcare                         10.3
Healthcare                         13.4       Retail Trade                       10.0
Utilities                           7.3       Consumer Services                   9.4
Energy                              6.8       Financial Services                  7.1
-----------------------------------------------------------------------------------------
Total                              86.9       Total                              74.8

TOP TEN HOLDINGS*                  6/30/00                                    12/31/99
-----------------------------------------------------------------------------------------
Allergan                            3.1%      Integrated Device Technology        4.1%
Integrated Device Technology        2.9       Siebel Systems                      3.9
Comverse Technology                 2.6       Adaptec                             3.0
MedImmune                           2.4       CenturyTel                          3.0
Waters                              2.3       Xilinx                              2.9
Adobe Systems                       2.2       US Freightways                      2.8
Robert Half International           2.2       Zale                                2.8
Univision Communications            2.0       Comverse Technology                 2.8
International Rectifier             2.0       Hispanic Broadcasting               2.6
Convergys                           1.9       Biogen                              2.5
-----------------------------------------------------------------------------------------
Total                              23.6       Total                              30.4














* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT

OUTLOOK
--------------------------------------------------------------------------------

The Fed's series of rate hikes in the last 12 months appears to have had the desired effect on the economy, amid signs that growth has started to cool and inflation concerns are held at bay. Recent volatility has created a more discriminating investment environment--conditions to which our bottom-up stock selection process is well suited. Always on the lookout for opportunity in change, we will continue to seek stocks poised to outperform, regardless of market conditions.

We believe technology will continue to be the market leader, as select technology stocks retain attractive fundamentals. In our opinion, expectations of slowing economic growth in the United States highlight the importance of having a bottom-up perspective. We believe strict adherence to our proven philosophy and process of finding companies with sound fundamentals--especially those that have the ability to grow their earnings despite changing market conditions--can potentially benefit the Portfolio over the long term.



Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your support and welcome any questions or comments you may have.


Sincerely,






/s/ Margo Alexander                      /s/ Brian M. Storms

MARGO ALEXANDER                          BRIAN M. STORMS
Chairman and                             President and
Chief Executive Officer                  Chief Operating Officer
Mitchell Hutchins                        Mitchell Hutchins
Asset Management Inc.                    Asset Management Inc.













This letter is intended to assist shareholders in understanding how the Portfolio performed during the six-month period ended June 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO



PORTFOLIO OF INVESTMENTS                                JUNE 30, 2000(UNAUDITED)

NUMBER OF
 SHARES                                                        VALUE
---------                                                   -----------
COMMON STOCKS--99.44%

ALCOHOL--1.02%
     2,300  Coors Adolph Co. ............................   $   139,150
                                                            -----------
BANKS--2.56%
     4,100  Mercantile Bankshares Corp. .................       122,231
     5,300  Silicon Valley Bancshares* ..................       225,913
                                                            -----------
                                                                348,144
                                                            -----------
CHEMICALS--2.15%
     2,800  Avery Dennison Corp. ........................       187,950
     4,900  Sherwin Williams Co. ........................       103,819
                                                            -----------
                                                                291,769
                                                            -----------
COMPUTER HARDWARE--1.45%
     3,000  Emulex Corp. ................................       197,062
                                                            -----------
COMPUTER SOFTWARE--11.79%
     2,300  Adobe Systems, Inc. .........................       299,000
     3,200  Bea Systems Inc. ............................       158,200
     1,600  Infospace Common Inc.* ......................        88,400
     1,900  Interwoven, Inc. ............................       208,971
     1,200  Micromuse Inc. ..............................       198,581
     2,100  Rational Software Corp.* ....................       195,169
     3,200  Remedy Corp. ................................       178,400
     3,700  Sybase, Inc. ................................        85,100
     3,500  Symantec Corp. ..............................       188,781
                                                            -----------
                                                              1,600,602
                                                            -----------
DIVERSIFIED RETAIL--1.05%
     7,300  Family Dollar Stores Inc. ...................       142,806
                                                            -----------
DRUGS & MEDICINE--10.95%
     5,600  Allergan, Inc. ..............................       417,200
     1,500  Forest Labs Inc.* ...........................       151,500
     5,100  Jones Pharma Inc. ...........................       203,681
     1,600  Medarex Inc. ................................       135,200
     4,400  Medimmune Inc. ..............................       325,600
     2,100  Sepracor Inc. ...............................       253,313
                                                            -----------
                                                              1,486,494
                                                            -----------
ELECTRIC UTILITIES--2.14%
     2,800  Calpine Corp. ...............................       184,100
     3,600  Reliant Energy, Inc. ........................       106,425
                                                            -----------
                                                                290,525
                                                            -----------
ELECTRICAL EQUIPMENT--10.41%
     3,000  Amphenol Corp. ..............................       198,562
     3,800  Comverse Technology, Inc.* ..................       353,400
     4,200  Jabil Circuit Inc.* .........................       208,425
     1,400  Johnson Controls, Inc. ......................        71,838
     5,200  Kemet Corp.* ................................       130,325
     1,900  Teradyne, Inc.* .............................       139,650
     2,500  Waters Corp.* ...............................       312,031
                                                            -----------
                                                              1,414,231
                                                            -----------
ELECTRICAL POWER--1.96%
     3,500  American Power Conversion Corp.* ............       142,844
     3,000  Commscope Inc. ..............................       123,000
                                                            -----------
                                                                265,844
                                                            -----------
ELECTRONIC COMPONENTS & INSTRUMENTS--1.14%
     1,600  Technitrol Inc.* ............................       155,000
                                                            -----------
ENERGY RESERVES & PRODUCTION--3.56%
     3,100  Dynegy Inc. .................................       211,769
     3,100  Murphy Oil Corp. ............................       184,256
     6,200  Ocean Energy Inc. ...........................        87,962
                                                            -----------
                                                                483,987
                                                            -----------
ENTERTAINMENT--0.48%
     1,900  Westwood One Inc.* ..........................        64,838
                                                            -----------
FINANCIAL SERVICES--2.82%
     4,750  Concord EFS Inc. ............................       123,500
     5,000  Convergys Corp. .............................       259,375
                                                            -----------
                                                                382,875
                                                            -----------
FREIGHT, AIR, SEA & LAND--0.69%
     3,800  US Freightways Corp. ........................        93,337
                                                            -----------
HOUSEHOLD PRODUCTS--0.98%
     2,700  Estee Lauder Company Inc. ...................       133,481
                                                            -----------
INDUSTRIAL SERVICES & SUPPLIES--2.96%
     3,300  Manpower Inc. ...............................       105,600
    10,400  Robert Half International Inc.* .............       296,400
                                                            -----------
                                                                402,000
                                                            -----------
INFORMATION & COMPUTER SERVICES--4.55%
       800  Catalina Marketing Corp.* ...................        81,600
     8,900  Comdisco Inc. ...............................       198,581
       900  ISS Group Inc. ..............................        88,861
     1,505  Medquist Inc. ...............................        51,170
     5,200  Valassis Communications Inc.* ...............       198,250
                                                            -----------
                                                                618,462
                                                            -----------
LEISURE--0.65%
     5,400  Callaway Golf Co. ...........................        88,088
                                                            -----------
LONG DISTANCE & PHONE COMPANIES--0.46%
     2,150  Century Telephone Enterprises, Inc. .........        61,813
                                                            -----------
MANUFACTURING-HIGH TECHNOLOGY--1.95%
     2,400  Credence Systems Corp.* .....................       132,450
     3,500  Vishay Intertechnology Inc. .................       132,781
                                                            -----------
                                                                265,231
                                                            -----------
MEDIA--3.42%
     5,900  Hispanic Broadcasting Corp. .................       195,437
     2,600  Univision Communications Inc.* ..............       269,100
                                                            -----------
                                                                464,537
                                                            -----------

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO


NUMBER OF
 SHARES                                                        VALUE
---------                                                   -----------
COMMON STOCKS--(CONCLUDED)

MEDICAL PRODUCTS--1.89%
     1,600  Bausch & Lomb, Inc. .........................   $   123,800
     2,600  Patterson Dental Co. ........................       132,600
                                                            -----------
                                                                256,400
                                                            -----------
MEDICAL PROVIDERS--0.53%
     1,200  Pacificare Health Systems  ..................        72,225
                                                            -----------
OIL REFINING--2.05%
     1,900  Smith International Inc.* ...................       138,344
     4,400  Valero Energy Corp. .........................       139,700
                                                            -----------
                                                                278,044
                                                            -----------
OIL SERVICES--1.15%
     2,500  BJ Services Co.* ............................       156,250
                                                            -----------
OTHER INSURANCE--0.56%
     1,400  AMBAC Financial Group Inc. ..................        76,738
                                                            -----------
PUBLISHING--1.43%
     4,900  New York Times Co., Class A .................       193,550
                                                            -----------
RAILROADS--1.24%
     1,900  Kansas City Southern Industries, Inc. .......       168,506
                                                            -----------
RESTAURANTS--0.53%
     4,400  Darden Restaurants, Inc. ....................        71,500
                                                            -----------
SECURITIES & ASSET MANAGEMENT--0.56%
       800  Lehman Brothers Holdings, Inc. ..............        75,650
                                                            -----------
SEMICONDUCTOR--12.84%
     2,500  Asyst Technologies Inc.* ....................        85,625
     2,100  Electro Scientific Industries Inc.* .........        92,466
     6,500  Integrated Device Technology ................       389,187
     4,800  International Rectifier Corp. ...............       268,800
     3,600  Lam Research Corp.* .........................       135,000
     3,850  Microchip Technology Inc.* ..................       224,323
     2,600  National Semiconductor Corp.* ...............       147,550
       600  Qlogic Corp. ................................        39,638
     2,100  Semtech Corp. ...............................       160,617
     2,600  Transwitch Corp. ............................       200,687
                                                            -----------
                                                              1,743,893
                                                            -----------
SPECIALTY RETAIL--4.76%
     3,000  Best Buy Company, Inc.* .....................       189,750
     3,400  BJ's Wholesale Club Inc. ....................       112,200
     2,500  Tiffany & Co. ...............................       168,750
     4,800  Zale Corp.* .................................       175,200
                                                            -----------
                                                                645,900
                                                            -----------
WIRELESS TELECOMMUNICATIONS--2.76%
     5,000  Nextlink Communications Inc.* ...............       189,687
     3,400  Western Wireless Corp.* .....................       185,300
                                                            -----------
                                                                374,987
                                                            -----------
Total Investments (cost--$11,443,029)--99.44% ...........    13,503,919
Other assets in excess of liabilities--0.56% ............        75,532
                                                            -----------
Net Assets--100.00% .....................................   $13,579,451
                                                            ===========

-----------------------------------
*     Non-Income producing security




                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                                            JUNE 30, 2000(UNAUDITED)


ASSETS
Investments, at value (cost--$11,443,029) .............................................  $ 13,503,919
Receivable for investments sold .......................................................       414,459
Dividends receivable...................................................................         2,999
Other assets...........................................................................         1,123
                                                                                         ------------
Total assets...........................................................................    13,922,500
                                                                                         ------------
LIABILITIES

Due to custodian.......................................................................       283,053
Payable to investment adviser and administrator........................................         8,969
Accrued expenses and other liabilities.................................................        51,027
                                                                                         ------------
Total liabilities......................................................................       343,049
                                                                                         ------------
NET ASSETS

Beneficial interest shares of $0.001 par value outstanding--1,349,501
(unlimited amount authorized)..........................................................     9,683,988
Accumulated net investment loss .......................................................       (76,308)
Accumulated net realized gains from investments........................................     1,910,881
Net unrealized appreciation of investments.............................................     2,060,890
                                                                                         ------------
Net assets.............................................................................   $13,579,451
                                                                                         ============
Net asset value, offering price and redemption value per share.........................        $10.06
                                                                                         ============




                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF OPERATIONS
                                                                                            FOR THE
                                                                                        SIX MONTHS ENDED
                                                                                         JUNE 30, 2000
                                                                                          (UNAUDITED)
                                                                                         ------------
INVESTMENT INCOME:

Interest...............................................................................  $        383
Dividends..............................................................................        24,201
                                                                                         ------------
                                                                                               24,584
                                                                                         ------------
EXPENSES:

Investment advisory and administration ................................................        56,300
Legal and audit........................................................................        17,891
Reports and notices to shareholders....................................................        15,652
Custody and accounting.................................................................         5,329
Trustees' fees.........................................................................         3,750
Transfer agency fees and related service expenses......................................           750
Other expenses.........................................................................         1,220
                                                                                         ------------
                                                                                              100,892
                                                                                         ------------
Net investment loss ...................................................................       (76,308)
                                                                                         ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:

Net realized gains from investments ...................................................     1,932,097
Net change in unrealized appreciation/depreciation of investments......................      (713,085)
                                                                                         ------------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT TRANSACTIONS.........................     1,219,012
                                                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................................  $  1,142,704
                                                                                         ============




                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE
                                                                              SIX MONTHS ENDED       FOR THE
                                                                               JUNE 30, 2000       YEAR  ENDED
                                                                                 (UNAUDITED)     DECEMBER 31,1999
                                                                              ----------------   ----------------
FROM OPERATIONS:

Net investment loss............................................................  $   (76,308)       $   (163,039)
Net realized gains from investments............................................    1,932,097           7,364,887
Net change in unrealized appreciation/depreciation of investments..............     (713,085)         (3,678,094)
                                                                                 ------------        ------------
Net increase in net assets resulting from operations...........................     1,142,704           3,523,754
                                                                                 ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net realized gains from investment transactions................................    (7,222,937)            --
                                                                                 ------------        ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:

Net proceeds from the sale of shares...........................................       207,694             341,163
Cost of shares repurchased.....................................................    (3,261,457)         (9,539,022)
Proceeds from dividends reinvested.............................................     7,222,937           2,449,404
                                                                                 ------------        ------------
Net increase (decrease) in net assets from beneficial interest transactions....     4,169,174          (6,748,455)
                                                                                 ------------        ------------
Net decrease in net assets.....................................................    (1,911,059)         (3,224,701)

NET ASSETS:

Beginning of period............................................................    15,490,510          18,715,211
                                                                                 ------------        ------------
End of period..................................................................  $ 13,579,451        $ 15,490,510
                                                                                 ============        ============



                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)




ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Mitchell Hutchins Series Trust--Aggressive Growth Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

   The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio, or by the Portfolio's sub-adviser, Nicholas-Applegate Capital Management ("NACM"). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

   REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)




   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

   The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at an annual rate of 0.80% of the Portfolio's average daily net assets. Mitchell Hutchins pays NACM to serve as the Portfolio's sub-adviser. Mitchell Hutchins (not the Portfolio) pays the sub-adviser a fee, computed daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets.

   For the six months ended, June 30, 2000, the Portfolio paid $522 in brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolio.

   On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

SECURITY LENDING

   The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

   At June 30, 2000, there were no securities on loan from the Portfolio.

BANK LINE OF CREDIT

    The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata,

   NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2000, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at June 30, 2000 was substantially the same as the cost of securities for financial statement purposes.

   At June 30, 2000, the components of net unrealized appreciation of investments were as follows:

      Gross appreciation (investments having an excess of value over cost) ...........   $ 3,093,488
      Gross depreciation (investments having an excess of cost over value) ...........   (1,032,598)
                                                                                         -----------
      Net unrealized appreciation of investments .....................................   $ 2,060,890
                                                                                         ===========

   For the six months ended June 30, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $8,663,320 and $11,895,039, respectively.

FEDERAL TAX STATUS

    The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

SHARES OF BENEFICIAL INTEREST

    There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                                     FOR THE          FOR THE
                                                                                SIX MONTHS ENDED    YEAR ENDED
                                                                                  JUNE 30, 2000  DECEMBER 31, 1999
                                                                                ---------------- -----------------
Shares sold...................................................................        11,705          25,360
Shares redeemed...............................................................      (279,759)       (671,577)
Dividends reinvested..........................................................       709,522         182,112
                                                                                   ---------        ---------
Net increase (decrease).......................................................       441,468        (464,105)
                                                                                   =========        =========

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO




FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                              FOR THE
                                                          SIX MONTHS ENDED             FOR THE YEARS ENDED DECEMBER 31,
                                                           JUNE 30, 2000    ----------------------------------------------------
                                                             (UNAUDITED)      1999       1998       1997       1996       1995
                                                          ----------------  --------   --------   --------   --------   --------
Net asset value, beginning of period......................   $  17.06       $  13.64   $  13.40   $  13.09   $  11.34   $   9.65
                                                             --------       --------   --------   --------   --------   --------
Net investment income (loss)..............................      (0.06)         (0.18)     (0.12)     (0.09)     (0.10)      0.03
Net realized and unrealized gains from investments........       1.65           3.60       2.15       2.78       2.93       2.00
                                                             --------       --------   --------   --------   --------   --------
Net increase from investment operations...................       1.59           3.42       2.03       2.69       2.83       2.03
                                                             --------       --------   --------   --------   --------   --------
Dividends from net investment income......................      --             --         --         --         --         (0.02)
Distributions from net realized gains from investments....      (8.59)         --         (1.79)     (2.38)     (1.08)     (0.32)
                                                             --------       --------   --------   --------   --------   --------
Total dividends and distributions.........................      (8.59)         --         (1.79)     (2.38)     (1.08)     (0.34)
                                                             --------       --------   --------   --------   --------   --------
Net asset value, end of period............................   $  10.06       $  17.06   $  13.64   $  13.40   $  13.09   $  11.34
                                                             ========       ========   ========   ========   ========   ========
Total investment return(1)................................       8.75%         25.07%     15.30%     20.76%     25.23%    (21.04)%
                                                             ========       ========   ========   ========   ========   ========
Ratios/Supplemental Data:
Net assets, end of period (000's).........................   $ 13,579       $ 15,491   $ 18,715   $ 19,076   $ 19,167   $ 17,660
Expenses to average net assets............................       1.43%*         1.38%      1.21%      1.18%      1.52%      1.29%
Net investment income (loss) to average net assets........      (1.08)%*       (0.95)%    (0.70)%    (0.59)%    (0.74)%     0.23%
Portfolio turnover rate...................................         62%           135%        73%        89%       115%       119%

---------------------------------------
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

                                                      SEMIANNUAL REPORT

                                                      --------------------------

                                                      MITCHELL

                                                      HUTCHINS SERIES

                                                      TRUST



                                                      AGGRESSIVE

                                                      GROWTH

                                                      PORTFOLIO






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